                                                                               .
                                                                               .
                                                                               .
                                                                      EXHIBIT 13

                                SCHEDULE 13
---------------------------------------------------------------------------
                    ANNUAL ADMIN CHARGE CALCULATIONS
           -------------------------------------------------
           AVG POLICY SIZE          $40,000.00
           CHARGE                   $30.00

           30/40000*1000=           $0.75


                      HYPOTHETICAL UNIT VALUES
            -------------------------------------------

                 31-Dec-01     7.337803662     a
                 31-Dec-02     5.619610771     b



                              STRATEGIC PARTNERS ANNUITY ONE
                         1.40%                             STOCK
                      ---------------------------------------------
1 YEAR % OF RETURN                 -23.42%      c     =(b-a)/a
ERV (ENDING REDEEMABLE VALUE)      765.84       d     =(c*1000)+1000
ANNUAL ADMIN CHARGE                  0.75       e     =Annual Admin Charge
GMIB CHARGE                          0.00       f     =IF(c less than or = to 0.05,(((1000*0.05)+1000)*0.0045),d*(0.0045*(12)))
EARNING APPRECIATOR CHARGE           0.00       g     =d*0.0030
INCOME APPRECIATOR CHARGE            0.00       h     =d*0.0025
Less Admin, GMIB, EAPP, IAB        765.09       i     =d-e-f-g-h
ROR BEFORE LOAD                    -23.49%            =(i/1000)-1



                                SCHEDULE 13
---------------------------------------------------------------------------
                    ANNUAL ADMIN CHARGE CALCULATIONS
           -------------------------------------------------
           AVG POLICY SIZE          $40,000.00
           CHARGE                   $30.00

           30/40000*1000=           $0.75


                      HYPOTHETICAL UNIT VALUES
            -------------------------------------------

                 31-Dec-01     6.945326885     a
                 31-Dec-02     5.303347601     b



                              STRATEGIC PARTNERS ANNUITY ONE
                         1.70%                             STOCK
                      ---------------------------------------------
1 YEAR % OF RETURN                 -23.64%      c     =(b-a)/a
ERV (ENDING REDEEMABLE VALUE)      763.59       d     =(c*1000)+1000
ANNUAL ADMIN CHARGE                  0.75       e     =Annual Admin Charge
GMIB CHARGE                          2.63       f     =IF(c less than or = to 0.05,(((1000*0.05)+1000)*0.0025),d*(0.0025*(12)))
EARNING APPRECIATOR CHARGE           1.15       g     =d*0.0015
INCOME APPRECIATOR CHARGE            0.00       h     =d*0.0025
Less Admin, GMIB, EAPP, IAB        759.06       i     =d-e-f-g-h
ROR BEFORE LOAD                    -24.09%            =(i/1000)-1


                                SCHEDULE 13
---------------------------------------------------------------------------
                    ANNUAL ADMIN CHARGE CALCULATIONS
           -------------------------------------------------
           AVG POLICY SIZE          $40,000.00
           CHARGE                   $30.00

           30/40000*1000=           $0.75


                      HYPOTHETICAL UNIT VALUES
            -------------------------------------------

                 31-Dec-01     6.758928209     a
                 31-Dec-02     5.153478298     b



                              STRATEGIC PARTNERS ANNUITY ONE
                         1.85%                             STOCK
                      ---------------------------------------------
1 YEAR % OF RETURN                      -23.75%    c     =(b-a)/a
ERV (ENDING REDEEMABLE VALUE)           762.47     d     =(c*1000)+1000
ANNUAL ADMIN CHARGE                       0.75     e     =Annual Admin Charge
GMIB CHARGE                               4.73     f     =IF(c less than or = to 0.05,(((1000*0.05)+1000)*0.0045),d*(0.0045*(12)))
EARNING APPRECIATOR CHARGE                2.29     g     =d*0.0030
INCOME APPRECIATOR CHARGE                 1.91     h     =d*0.0025
Less Admin, GMIB, EAPP, IAB             752.80     i     =d-e-f-g-h
ROR BEFORE LOAD                         -24.72%          =(i/1000)-1